UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2010
____________

BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
____________

South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

(e) At the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Black Hills Corporation (the “Company”) held on May 25, 2010, the Company’s shareholders approved Amendment No. 2 (the “Amendment”) to the Company’s 2005 Omnibus Incentive Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan by 500,000 shares, and renewed the material terms of the performance-based goals under the Plan.  The Amendment was approved by the Company’s Board of Directors on December 8, 2009, subject to shareholder approval.  The description of the terms and conditions of the Amendment, as set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 13, 2010, is incorporated herein by reference.  The foregoing summary of the Amendment is qualified by reference to the copy of the Amendment filed as Exhibit 10 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 25, 2010.  The following is a summary of the matters voted on at the meeting as described in the Company’s definitive Proxy Statement filed on April 13, 2010, and the voting results for each matter:

1.	The three nominees for directors in Class I were elected to serve three-year terms to expire at the annual meeting of shareholders in 2013, as follows:

Nominee	For	Withheld	Broker Non-Votes
Jack W. Eugster	28,954,851	496,541	5,386,686
Gary L. Pechota	28,978,276	473,116	5,386,686
Thomas J. Zeller	28,911,038	540,015	5,386,686

2.	The appointment of Deloitte & Touche, LLP to serve as our independent registered public accounting firm for the year 2010 was ratified by the following shareholder vote:

For	Against	Abstain
32,770,996	1,938,722	128,359

3.
Amendment No. 2 to the Black Hills Corporation 2005 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance under the Plan by 500,000 shares,  and the renewal of the material terms of the performance-based goals (Code Section 162(m) Renewal) was approved by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
27,541,663	1,646,614	263,115	5,386,686

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10 Second Amendment to the 2005 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: May 26, 2010

Exhibit Index

Exhibit No.	Description

10	Second Amendment to the 2005 Omnibus Incentive Plan